UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2003

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-6311 (Commission File Number)	72-0487776 (IRS Employer Identification No.)

601 Poydras Street, Suite 1900 (Address of principal executive offices)	70130 (Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in oil and gas prices; level of fleet additions by competitors and vessel overcapacity; changes in capital spending by customers in the energy industry for exploration, development and production; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Readers should consider all of these risk factors as well as other information contained in this report.

On April 22, 2003, the company filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the period ended March 31, 2003 (“the Report”). The Report was accompanied by certifications from the company’s Chief Executive Officer, Dean E. Taylor, and its Chief Financial Officer, J. Keith Lousteau, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of such certificates is as follows:

[Tidewater Logo]

April 22, 2003

VIA EDGAR TRANSMISSION

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549-1004

Re:   Tidewater Inc.

Certification of Contents of Form 10-K for the period ended March 31, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

Tidewater Inc. (the “company”) filed today, via EDGAR, its annual report on Form 10-K for the period ended March 31, 2003. The undersigned, who is the Chief Executive Officer of the Company, certifies that, to my knowledge, the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204, and is not being filed as a part of, or as an exhibit to, the Form 10-K, or as a separate disclosure document.

Very truly yours,

/s/ Dean E. Taylor

Dean E. Taylor
President and Chief Executive Officer

TIDEWATER INC.

Pan-American Life Center

601 Poydras Street, Suite 1900

New Orleans, Louisiana 70130-6040

Telephone: (504) 568-1010

[Tidewater Logo]

April 22, 2003

VIA EDGAR TRANSMISSION

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549-1004

Re:   Tidewater Inc.

Certification of Contents of Form 10-K for the period ended March 31, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

Tidewater Inc. (the “company”) filed today, via EDGAR, its annual report on Form 10-K for the period ended March 31, 2003. The undersigned, who is the Chief Financial Officer of the Company, certifies that, to my knowledge, the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204, and is not being filed as a part of, or as an exhibit to, the Form 10-K, or as a separate disclosure document.

Very truly yours
/s/ J. Keith Lousteau

J. Keith Lousteau
Executive Vice President and Chief Financial Officer

TIDEWATER INC.

Pan-American Life Center

601 Poydras Street, Suite 1900

New Orleans, Louisiana 70130-6040

Telephone: (504) 568-1010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIDEWATER INC.
By: /s/ Cliffe F. Laborde

Cliffe F. Laborde
Executive Vice President, General Counsel and Secretary

Date: April 22, 2003